AMERICAN PENSION INVESTORS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of American Pension Investors Trust (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David D. Basten, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement on Form N-14 relating to the reorganization of the Yorktown Capital Appreciation Fund into the Yorktown Small Cap Fund and the reorganization of the Yorktown Master Allocation Fund into the Yorktown Growth Fund, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Mark A. Borel	Date: July 10, 2023
Mark A. Borel, Trustee

AMERICAN PENSION INVESTORS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of American Pension Investors Trust (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David D. Basten, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement on Form N-14 relating to the reorganization of the Yorktown Capital Appreciation Fund into the Yorktown Small Cap Fund and the reorganization of the Yorktown Master Allocation Fund into the Yorktown Growth Fund, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Stephen B. Cox	Date: July 10, 2023
Stephen B. Cox, Trustee

AMERICAN PENSION INVESTORS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of American Pension Investors Trust (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David D. Basten, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement on Form N-14 relating to the reorganization of the Yorktown Capital Appreciation Fund into the Yorktown Small Cap Fund and the reorganization of the Yorktown Master Allocation Fund into the Yorktown Growth Fund, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ G. Edgar Dawson III	Date: July 10, 2023
G. Edgar Dawson III, Trustee

AMERICAN PENSION INVESTORS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of American Pension Investors Trust (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David D. Basten, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement on Form N-14 relating to the reorganization of the Yorktown Capital Appreciation Fund into the Yorktown Small Cap Fund and the reorganization of the Yorktown Master Allocation Fund into the Yorktown Growth Fund, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Wayne C. Johnson	Date: July 10, 2023
Wayne C. Johnson, Trustee